EXHIBIT 21.1

LIST OF THE SUBSIDIARIES OF FELCOR LODGING TRUST INCORPORATED
(as of December 31, 2004)

	Name	State and Form of Organization
1.	BHR Canada Tenant Company	Nova Scotia, Canada – Unlimited Liability Company

2.	BHR Hotels Finance, Inc.	Delaware – Corporation

3.	BHR Lodging Tenant Company	Delaware – Corporation

4.	BHR Operations, L.L.C.	Delaware – Limited Liability Company

5.	BHR Salt Lake Tenant Company, L.L.C.	Delaware – Limited Liability Company

6.	BHR Texas Leasing GP, L.L.C.	Delaware – Limited Liability Company

7.	BHR Texas Leasing, L.P.	Delaware – Limited Partnership

8.	Brighton at Kingston Plantation, L.L.C.	Delaware – Limited Liability Company

9.	Center City Hotel Associates	Pennsylvania – Limited Partnership

10.	DJONT Leasing, L.L.C.	Delaware – Limited Liability Company

11.	DJONT Operations, L.L.C.	Delaware – Limited Liability Company

12.	DJONT/CMB Buckhead Leasing, L.L.C.	Delaware – Limited Liability Company

13.	DJONT/CMB Corpus Leasing, L.L.C.	Delaware – Limited Liability Company

14.	DJONT/CMB Deerfield Leasing, L.L.C.	Delaware – Limited Liability Company

15.	DJONT/CMB FCOAM, L.L.C.	Delaware – Limited Liability Company

16.	DJONT/CMB New Orleans Leasing, L.L.C.	Delaware – Limited Liability Company

17.	DJONT/CMB Orsouth Leasing, L.L.C.	Delaware – Limited Liability Company

18.	DJONT/CMB Piscataway Leasing, L.L.C.	Delaware – Limited Liability Company

19.	DJONT/CMB SSF Leasing, L.L.C.	Delaware – Limited Liability Company

20.	DJONT/EPT Leasing, L.L.C.	Delaware – Limited Liability Company

21.	DJONT/EPT Manager, Inc.	Delaware – Corporation
(f/k/a DJONT/Promus Manager, Inc.)

22.	DJONT/JPM Atlanta CP Leasing, L.L.C.	Delaware – Limited Liability Company

23.	DJONT/JPM Atlanta ES Leasing, L.L.C.	Delaware – Limited Liability Company

24.	DJONT/JPM Austin HI Leasing, L.P.	Delaware – Limited Partnership

	Name	State and Form of Organization
25.	DJONT/JPM Austin HI Tenant Co., L.L.C.	Delaware – Limited Liability Company

26.	DJONT/JPM Austin Leasing, L.P.	Delaware – Limited Partnership

27.	DJONT/JPM Austin Tenant Co., L.L.C.	Delaware – Limited Liability Company

28.	DJONT/JPM Boca Raton Leasing, L.L.C.	Delaware – Limited Liability Company

29.	DJONT/JPM Brunswick Leasing, L.L.C.	Delaware – Limited Liability Company

30.	DJONT/JPM BWI Leasing, L.L.C.	Delaware – Limited Liability Company

31.	DJONT/JPM Denver Leasing, L.L.C.	Delaware – Limited Liability Company

32.	DJONT/JPM Holdings, L.L.C.	Delaware – Limited Liability Company

33.	DJONT/JPM LBV Leasing, L.L.C.	Delaware – Limited Liability Company

34.	DJONT/JPM Leasing, L.L.C.	Delaware – Limited Liability Company

35.	DJONT/JPM Mandalay Leasing, L.L.C.	Delaware – Limited Liability Company

36.	DJONT/JPM Orlando I-Drive Leasing, L.L.C.	Delaware – Limited Liability Company

37.	DJONT/JPM Orlando Leasing, L.L.C.	Delaware – Limited Liability Company

38.	DJONT/JPM Phoenix Leasing, L.L.C.	Delaware – Limited Liability Company

39.	DJONT/JPM Tenant Co., L.L.C.	Delaware – Limited Liability Company

40.	DJONT/JPM Troy Leasing, L.L.C.	Delaware – Limited Liability Company

41.	DJONT/JPM Wilmington Leasing, L.L.C.	Delaware – Limited Liability Company

42.	E.S. Charlotte Limited Partnership	Minnesota – Limited Partnership

43.	E.S. North, an Indiana Limited Partnership	Indiana – Limited Partnership

44.	EPT Atlanta-Perimeter Center Limited Partnership	Delaware – Limited Partnership

45.	EPT Austin Limited Partnership	Delaware – Limited Partnership

46.	EPT Covina Limited Partnership	Delaware – Limited Partnership

47.	EPT Kansas City Limited Partnership	Delaware – Limited Partnership

48.	EPT Meadowlands Limited Partnership	Delaware – Limited Partnership

49.	EPT Overland Park Limited Partnership	Delaware – Limited Partnership

50.	EPT Raleigh Limited Partnership	Delaware – Limited Partnership

51.	EPT San Antonio Limited Partnership	Delaware – Limited Partnership

	Name	State and Form of Organization
52.	FCH/DT BWI Holdings, L.P.	Delaware – Limited Partnership
(f/k/a B.D. Eastrich BWI No. 1 Limited Partnership)

53.	FCH/DT BWI Hotel, L.L.C.	Delaware – Limited Liability Company

54.	FCH/DT Holdings, L.P.	Delaware – Limited Partnership

55.	FCH/DT Hotels, L.L.C.	Delaware – Limited Liability Company

56.	FCH/DT Leasing, L.L.C.	Delaware – Limited Liability Company

57.	FCH/DT Leasing II, L.L.C.	Delaware – Limited Liability Company

58.	FCH/HHC Hotels, L.L.C.	Delaware – Limited Liability Company

59.	FCH/HHC Leasing, L.L.C.	Delaware – Limited Liability Company

60.	FCH/IHC Atlanta Hotels, L.L.C.	Delaware – Limited Liability Company

61.	FCH/IHC Atlanta Leasing, L.L.C.	Delaware – Limited Liability Company

62.	FCH/IHC Dallas Holdings, L.L.C.	Delaware – Limited Liability Company

63.	FCH/IHC Dallas Hotels, L.P.	Delaware – Limited Partnership

64.	FCH/IHC Dallas Leasing, L.P.	Delaware – Limited Partnership

65.	FCH/IHC Dallas Leasing GP, L.L.C.	Delaware – Limited Liability Company

66.	FCH/IHC Hotels, L.P.	Delaware – Limited Partnership

67.	FCH/IHC Houston Holdings, L.L.C.	Delaware – Limited Liability Company

68.	FCH/IHC Houston Hotels, L.P.	Delaware – Limited Partnership

69.	FCH/IHC Houston Leasing, L.P.	Delaware – Limited Partnership

70.	FCH/IHC Houston Leasing GP, L.L.C.	Delaware – Limited Liability Company

71.	FCH/IHC I-10 Holdings, L.L.C.	Delaware – Limited Liability Company

72.	FCH/IHC I-10 Hotels, L.P.	Delaware – Limited Partnership

73.	FCH/IHC I-10 Leasing, L.P.	Delaware – Limited Partnership

74.	FCH/IHC I-10 Leasing GP, L.L.C.	Delaware – Limited Liability Company

75.	FCH/IHC Leasing, L.P.	Delaware – Limited Partnership

76.	FCH/IHC Scottsdale Hotels, L.L.C.	Delaware – Limited Liability Company

77.	FCH/IHC Scottsdale Leasing, L.L.C.	Delaware – Limited Liability Company

	Name	State and Form of Organization
78.	FCH/JVEIGHT Leasing, L.L.C.	Delaware – Limited Liability Company
(f/k/a FCH/Interstate Leasing, L.L.C. and
FCH/Deerfield Development Co., L.L.C.)

79.	FCH/PSH, L.P.	Pennsylvania – Limited Partnership
(f/k/a Rouse & Associates-SHS)

80.	FCH/SH Leasing, L.L.C.	Delaware – Limited Liability Company

81.	FCH/SH Leasing II, L.L.C.	Delaware – Limited Liability Company

82.	FelCor Airport Utilities, L.L.C.	Delaware – Limited Liability Company

83.	FelCor Canada Co.	Nova Scotia, Canada – Unlimited Liability Company

84.	FelCor Canada Holding GP, L.L.C.	Delaware – Limited Liability Company

85.	FelCor Canada Holding, L.P.	Delaware – Limited Partnership

86.	FelCor Chat-Lem, L.L.C.	Delaware – Limited Liability Company

87.	FelCor Country Villa Hotel, L.L.C.	Delaware – Limited Liability Company

88.	FelCor Eight Hotels, L.L.C.	Delaware – Limited Liability Company

89.	FelCor HHCL Company, L.L.C.	Delaware – Limited Liability Company

90.	FelCor Holdings Trust	Massachusetts – Trust

91.	FelCor Hospitality Company, L.L.C.	Delaware – Limited Liability Company

92.	FelCor Hospitality Holding Company, L.L.C.	Delaware – Limited Liability Company

93.	FelCor Hotel Asset Company, L.L.C.	Delaware – Limited Liability Company

94.	FelCor Hotel Company, Ltd.	Texas – Limited Partnership

95.	FelCor/Hotel Company II, Ltd.	Texas – Limited Partnership

96.	FelCor Hotel Operating Company, L.L.C.	Delaware – Limited Liability Company

97.	FelCor Hotels Financing I, L.L.C.	Delaware – Limited Liability Company

98.	FelCor Hotels Financing II, L.L.C.	Delaware – Limited Liability Company

99.	FelCor Hotels GenPar, L.L.C.	Delaware – Limited Liability Company

100.	FelCor Hotels GenPar II, L.L.C.	Delaware – Limited Liability Company

101.	FelCor Hotels Investments I, Ltd.	Texas – Limited Partnership

102.	FelCor Hotels Investments II, Ltd.	Texas – Limited Partnership

103.	FelCor Hotels LimPar, L.L.C.	Delaware – Limited Liability Company

	Name	State and Form of Organization
104.	FelCor Lodging Company, L.L.C.	Delaware – Limited Liability Company

105.	FelCor Lodging Holding Company, L.L.C.	Delaware – Limited Liability Company

106.	FelCor Lodging Limited Partnership	Delaware – Limited Partnership
(f/k/a FelCor Suites Limited Partnership)

107.	FelCor Marshall Motels, L.L.C.	Delaware – Limited Liability Company

108.	FelCor Moline Hotel, L.L.C.	Delaware – Limited Liability Company

109.	FelCor Nevada Holdings, L.L.C.	Nevada – Limited Liability Company

110.	FelCor Omaha Hotel Company, L.L.C.	Delaware – Limited Liability Company

111.	FelCor Pennsylvania Company, L.L.C.	Delaware – Limited Liability Company

112.	FelCor Philadelphia Center, L.L.C.	Delaware – Limited Liability Company

113.	FelCor Salt Lake, L.L.C.	Delaware – Limited Liability Company

114.	FelCor St. Louis Company, L.L.C.	Delaware – Limited Liability Company

115.	FelCor TRS Holdings, L.P.	Delaware – Limited Partnership

116.	FelCor TRS I, L.L.C.	Delaware – Limited Liability Company

117.	FelCor TRS II, Inc.	Delaware – Corporation

118.	FelCor/Charlotte Hotel, L.L.C.	Delaware – Limited Liability Company

119.	FelCor/CMB Buckhead Hotel, L.L.C.	Delaware – Limited Liability Company

120.	FelCor/CMB Corpus Holdings, L.P.	Delaware – Limited Partnership

121.	FelCor/CMB Corpus Hotel, L.L.C.	Delaware – Limited Liability Company

122.	FelCor/CMB Deerfield Hotel, L.L.C.	Delaware – Limited Liability Company

123.	FelCor/CMB Marlborough Hotel, L.L.C.	Delaware – Limited Liability Company

124.	FelCor/CMB New Orleans Hotel, L.L.C.	Delaware – Limited Liability Company

125.	FelCor/CMB Orsouth Holdings, L.P.	Delaware – Limited Partnership

126.	FelCor/CMB Orsouth Hotel, L.L.C.	Delaware – Limited Liability Company

127.	FelCor/CMB Piscataway Hotel, L.L.C.	Delaware – Limited Liability Company

128.	FelCor/CMB SSF Holdings, L.P.	Delaware – Limited Partnership

129.	FelCor/CMB SSF Hotel, L.L.C.	Delaware – Limited Liability Company

	Name	State and Form of Organization
130.	FelCor/CSS Holdings, L.P.	Delaware – Limited Partnership

131.	FelCor/CSS Hotels, L.L.C.	Delaware – Limited Liability Company

132.	FelCor/Indianapolis Hotel, L.L.C.	Delaware – Limited Liability Company

133.	FelCor/JPM Atlanta CP Hotel, L.L.C.	Delaware – Limited Liability Company

134.	FelCor/JPM Atlanta ES Hotel, L.L.C.	Delaware – Limited Liability Company

135.	FelCor/JPM Austin HI Holdings, L.P.	Delaware – Limited Partnership

136.	FelCor/JPM Austin HI Hotel, L.L.C.	Delaware – Limited Liability Company

137.	FelCor/JPM Austin Holdings, L.P.	Delaware – Limited Partnership

138.	FelCor/JPM Austin Hotel, L.L.C.	Delaware – Limited Liability Company

139.	FelCor/JPM Boca Raton Hotel, L.L.C.	Delaware – Limited Liability Company

140.	FelCor/JPM Brunswick Hotel, L.L.C.	Delaware – Limited Liability Company

141.	FelCor/JPM BWI Hotel, L.L.C.	Delaware – Limited Liability Company

142.	FelCor/JPM Denver Hotel, L.L.C.	Delaware – Limited Liability Company

143.	FelCor/JPM Holdings, L.L.C.	Delaware – Limited Liability Company

144.	FelCor/JPM Hotels, L.L.C.	Delaware – Limited Liability Company

145.	FelCor/JPM LBV Hotel, L.L.C.	Delaware – Limited Liability Company

146.	FelCor/JPM Lodging Co., L.L.C.	Delaware – Limited Liability Company

147.	FelCor/JPM Mandalay Hotel, L.L.C.	Delaware – Limited Liability Company

148.	FelCor/JPM Nashville Hotel, L.L.C.	Delaware – Limited Liability Company

149.	FelCor/JPM Orlando Hotel, L.L.C.	Delaware – Limited Liability Company

150.	FelCor/JPM Orlando I-Drive Hotel, L.L.C.	Delaware – Limited Liability Company

151.	FelCor/JPM Phoenix Hotel, L.L.C.	Delaware – Limited Liability Company

152.	FelCor/JPM Troy Hotel, L.L.C.	Delaware – Limited Liability Company

153.	FelCor/JPM Wilmington Hotel, L.L.C.	Delaware – Limited Liability Company

154.	FelCor/JPM Wilmington Leasing, L.L.C.	Delaware – Limited Liability Company

155.	FelCor/LAX Holdings, L.P.	Delaware – Limited Partnership

156.	FelCor/LAX Hotels, L.L.C.	Delaware – Limited Liability Company

	Name	State and Form of Organization
157.	FelCor/MM Holdings, L.P.	Delaware – Limited Partnership

158.	FelCor/MM Hotels, L.L.C.	Delaware – Limited Liability Company

159.	FelCor/MM S-7 Holdings, L.P.	Delaware – Limited Partnership

160.	FelCor/MM S-7 Hotels, L.L.C.	Delaware – Limited Liability Company

161.	FelCor/Nashville Hotel, L.L.C.	Delaware – Limited Liability Company

162.	FelCor/New Orleans Annex, L.L.C.	Delaware – Limited Liability Company

163.	FelCor/RGC, L.L.C.	Texas – Limited Liability Company

164.	FelCor/St. Paul Holdings, L.P.	Delaware – Limited Partnership

165.	FelCor/Tysons Corner Hotel Company, L.L.C.	Delaware – Limited Liability Company

166.	FHAC Nevada Holdings, L.L.C.	Nevada – Limited Liability Company

167.	FHAC Texas Holdings, L.P.	Texas – Limited Partnership

168.	Grande Palms, L.L.C.	Delaware – Limited Liability Company

169.	HHHC GenPar, L.P.	Delaware – Limited Partnership

170.	HI Chat-Lem/Iowa-New Orleans Joint Venture	Louisiana – General Partnership

171.	Kingston Plantation Development Corp.	Delaware – Corporation

172.	Los Angeles International Airport Hotel Associates, a Texas Limited Partnership	Texas – Limited Partnership

173.	Margate Towers at Kingston Plantation, L.L.C.	Delaware – Limited Liability Company

174.	MHV Joint Venture	Texas – General Partnership

175.	Myrtle Beach Hotels, L.L.C.	Delaware – Limited Liability Company

176.	Park Central Joint Venture	Texas – General Partnership

177.	Promus/FCH Condominium Company, L.L.C.	Delaware – Limited Liability Company

178.	Promus/FCH Development Company, L.L.C.	Delaware – Limited Liability Company

179.	Promus/FelCor Hotels, L.L.C.	Delaware – Limited Liability Company

180.	Promus/FelCor Lombard Venture	Illinois – General Partnership

181.	Promus/FelCor Manager, Inc.	Delaware – Corporation

182.	Promus/FelCor Parsippany Venture	New Jersey – General Partnership

183.	Promus/FelCor San Antonio Venture	Texas – General Partnership

	Name	State and Form of Organization
184.	Special Remote I, Inc.	Delaware – Corporation

185.	Suites St. Louis Limited Partnership	Texas – Limited Partnership

186.	TRS/DT Holdings, L.P.	Delaware – Limited Partnership

187.	TRS/DT Hotel, L.L.C.	Delaware – Limited Liability Company

188.	Tysons Corner Hotel Company, L.L.C.	Delaware – Limited Liability Company